Exhibit 99.2

Board of Directors
CONSENT TO ACTION
OF
TACTICAL AIR DEFENSE SERVICES, INC.

As of this date, the undersigned, being MARK DANIELS, the sole Director, as confirmed in the certified report of the December 28, 2008 shareholder meeting, additionally thereafter, appointed as the Chairman and Secretary of TACTICAL AIR DEFENSE SERVICES, INC., a Nevada Corporation, with FEI# 88-0455908, do hereby consent in writing to the adoption of the following, and further;

RESOLVED;
1.	Confirm the appointment of JAMES O’BRIEN as the CEO of Tactical Air Defense Services, Inc.

2.	Direct JAMES O’BRIEN, CEO to take action on the following:

a)
Give NOTICE to ALEXIS KORYBUT that he is to cease and desist from contacting, interacting or taking any action with regard to Tactical Air Defense Services, Inc., This to include, but is not limited to, communicating with the company accountant, attorney, transfer agent, press release agent, financial institutions, banks, governmental agencies and the Securities and Exchange Commission.

	b)	Give NOTICE to ALEXIS KORYBUT and his company PLUMTREE CONSULTING INC. are terminated from any contractual or representative capacity, as has been noticed previously.

c)
Give NOTICE to JAMIE GOLDSTIEN that he is to cease and desist from contacting, interacting or taking any action with regard to Tactical Air Defense Services, Inc., This to include, but is not limited to, communicating with the company accountant, attorney, transfer agent, press release agent, financial institutions, banks, governmental agencies and the Securities and Exchange Commission.

	d)	Give NOTICE to JAMIE GOLDSTIEN and his company JOINT STRATEGY GROUP. are terminated from any contractual or representative capacity, as has been noticed previously.

e)
Give NOTICE to GARY FEARS that he is to cease and desist from contacting, interacting or taking any action with regard to Tactical Air Defense Services, Inc., This to include, but is not limited to, communicating with the company accountant, attorney, transfer agent, press release agent, financial institutions, banks, governmental agencies and the Securities and Exchange Commission.

Board of Directors CONSENT TO ACTION OF TACTICAL AIR DEFENSE SERVICES, INC.     Notice 0.1         PAGE 1

f)	Give NOTICE to GARY FEARS and his associated companies; are terminated from any contractual or representative capacity, as has been noticed previously.

IN WITNESS WHEREOF, the undersigned have executed this written consent as of the______, day of ___________________ 2009.

Confirmed:

MARK DANIELS, Chairman – Director of Board
Tactical Air Defense Services, Inc.

Agreed:

JAMES O’BRIEN, CEO
Tactical Air Defense Services, Inc.

Board of Directors CONSENT TO ACTION OF TACTICAL AIR DEFENSE SERVICES, INC.       Notice 0.1         PAGE 2